Exhibit (a)(1).2

CONSENT AND LETTER OF TRANSMITTAL

Offer to Exchange Common Stock for any and all

Outstanding 5.5% Shared Preference Redeemable Securities Issued by

TXI Capital Trust I (Liquidation Amount of $50 per Trust Security)

and Fully and Unconditionally Guaranteed by Texas Industries, Inc.

(CUSIP No. 873119 20 0)

and

Solicitation of Consents for Proposed Amendment to the

Trust Agreement Governing TXI Capital Trust I’s 5.5% Shared Preference Redeemable Securities

THE OFFER AND CONSENT SOLICITATION WILL EXPIRE ON MAY 9, 2006, AT 12:00 MIDNIGHT, NEW YORK CITY TIME, OR AT SUCH OTHER TIME IF THIS DATE IS EXTENDED OR THE OFFER IS TERMINATED BY TEXAS INDUSTRIES, INC. AND TXI CAPITAL TRUST I (THE “EXPIRATION DATE”).

The Exchange Agent for the offer and consent solicitation is:

J.P. Morgan Trust Company, National Association

Institutional Trust Services

2001 Bryan Street, 9th Floor

Dallas, Texas 75201

Attention: Exchanges

By Facsimile: (Eligible Institutions Only) (214) 468-6494

Toll free: (800) 275-2048

DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meaning given them in the offering circular dated April 12, 2006 (the “Offering Circular”) of Texas Industries, Inc., a Delaware corporation (“TXI”), and TXI Capital Trust I, a statutory business trust that was formed under the laws of the state of Delaware and a wholly-owned subsidiary of TXI (the “Trust”).

This Consent and Letter of Transmittal (the “Consent and Letter of Transmittal”) need not be completed if (a) the 5.5% Shared Preference Redeemable Securities (the “Trust Securities”) are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offering Circular under “The Offer and Consent Solicitation - Procedures for Tendering and Delivering of Consents” and (b) an “agent’s message” is delivered to the Exchange Agent as described in the Offering Circular under “The Offer and Consent Solicitation—Procedures for Tendering and Delivering of Consents.”

THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED. If Trust Securities are registered in different names, a separate Consent and Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

This Consent and Letter of Transmittal is being delivered to you in connection with TXI’s offer to exchange its Common Stock for any and all Trust Securities. The number of shares of Common Stock to be exchanged per Trust Security tendered (the “Exchange Amount”) will be fixed after 5:00 p.m., New York City time, on May 5, 2006, on the basis of the applicable pricing formula set forth in the Offering Circular, and announced prior to the opening of trading on May 8, 2006. Each holder of Trust Securities validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, on the Expiration Date shall receive the Exchange Amount. The undersigned agrees and acknowledges that, by the execution and delivery hereof no later than 12:00 midnight, New York City time, on the Expiration Date, the undersigned makes and provides the consent, with respect to the Trust Securities tendered hereby, to the Proposed Amendment to the Trust Agreement. The undersigned understands that the consent provided hereby shall remain in full force and effect unless such consent is revoked in accordance with the procedures set forth in the Offering Circular and this Consent and Letter of Transmittal.

The offer and consent solicitation is made upon the terms and subject to the conditions contained in the Offering Circular.

All tenders of Trust Securities and the deliveries of the related consents pursuant to the offer and consent solicitation must be received by the Exchange Agent no later than 12:00 midnight, New York City time, on the Expiration Date. TXI and the Trust will notify holders of the Trust Securities of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

TXI and the Trust may terminate the offer and consent solicitation at any time in their sole discretion.

This Consent and Letter of Transmittal is to be completed by a holder of Trust Securities if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Offering Circular under “The Offer and Consent Solicitation—Procedures for Tendering Trust Securities and Delivering Consents,” but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the offer and consent solicitation must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an agent’s message to the Exchange Agent for its acceptance. The agent’s message will state that DTC has received an express acknowledgment from the tendering holder of Trust Securities, which acknowledgment will confirm that the holder of Trust Securities received and agrees to be bound by, and makes each of the representations and warranties contained in, this Consent and Letter of Transmittal, and that TXI and the Trust may enforce this Consent and Letter of Transmittal against the holder of Trust Securities. Delivery of the agent’s message by DTC will satisfy the terms of the offer and consent solicitation in lieu of execution and delivery of this Consent and Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, this Consent and Letter of Transmittal need not be completed by a holder tendering through ATOP.

Holders of Trust Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Trust Securities into the Exchange Agent’s account at DTC and all other documents required by this Consent and Letter of Transmittal to the Exchange Agent no later than 12:00 midnight, New York City time, on the Expiration Date must tender their Trust Securities according to the guaranteed delivery procedures set forth in the Offering Circular under the caption “The Offer and Consent Solicitation - Guaranteed Delivery.”

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The method of delivery of Trust Securities, Consents and Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Consent and Letter of Transmittal nor the Trust Securities should be sent to TXI or the Trust.

The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the offer and consent solicitation.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the Offering Circular and this Consent and Letter of Transmittal which have been delivered to you in connection with TXI’s offer to exchange its Common Stock for any and all Trust Securities. Each holder of Trust Securities validly tendered and not validly withdrawn on or prior to 12:00 midnight, New York city time, on the Expiration Date shall receive the Exchange Amount. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Offering Circular.

Upon the terms and subject to the conditions of the offer and consent solicitation, the undersigned hereby tenders to the Exchange Agent the Trust Securities indicated below pursuant to the offer and consent solicitation.

Subject to, and effective upon, the acceptance of Trust Securities tendered for exchange hereby, by executing and delivering this Consent and Letter of Transmittal (or agreeing to the terms of this Consent and Letter of Transmittal pursuant to an agent’s message), the undersigned: (i) irrevocably sells, assigns, and transfers to, or upon the order of, TXI and the Trust all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the Trust Securities tendered thereby; (ii) waives any and all rights with respect to the Trust Securities tendered, (iii) releases and discharges TXI and the Trust with respect to the Trust Securities from any and all claims such holder may have, now or in the future, arising out of or related to the Trust Securities and (iv) consents to the Proposed Amendment. The undersigned acknowledges and agrees that the tender of Trust Securities and delivery of the related consents to the Proposed Amendment made hereby may not be withdrawn except in accordance with the procedures set forth in the Offering Circular.

The undersigned represents and warrants that it has full power and authority to legally tender, sell, assign and transfer the Trust Securities tendered hereby and to acquire the Common Stock issuable upon the exchange of such tendered Trust Securities, and that, when and if the Trust Securities tendered hereby are accepted for exchange, TXI and the Trust will acquire good and unencumbered title to the tendered Trust Securities free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, TXI or the Trust to be necessary or desirable to transfer ownership of such Trust Securities on the account books maintained by DTC.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of TXI and the Trust) with respect to such Trust Securities, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to: (i) present such Trust Securities and all evidences of transfer and authenticity to, or transfer ownership of, such Trust Securities on the account books maintained by the DTC to, or upon the order of, TXI and the Trust, (ii) present such Trust Securities for transfer of ownership on the books of TXI and the Trust, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Trust Securities and (iv) deliver to the trustees named in the Trust Agreement this Consent and Letter of Transmittal as evidence of the undersigned’s consent to the Proposed Amendment, and as certification that validly tendered and not revoked consents from holders of not less than holders of at least a Majority in Liquidation Amount of the Trust Securities (the “Requisite Percentage”) to the Proposed Amendment, duly executed by holders of such Trust Securities, have been received, all in accordance with the terms and conditions of the offer and the consent solicitation as described in the Offering Circular.

The undersigned acknowledges that the issuance of Common Stock upon exchange of the Trust Securities is exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. TXI and the Trust have no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the offer and consent solicitation. In addition, no broker, dealer, salesperson, agent or any other person is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the offer and consent solicitation.

All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

TXI and the Trust may terminate the offer and consent solicitation at any time in their sole discretion. TXI and the Trust may not be required to accept all or any of the Trust Securities tendered hereby.

The undersigned understands that a valid tender of Trust Securities not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Consent and Letter of Transmittal (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority, including and any other required documents and signature guarantees in form satisfactory to TXI and the Trust (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Trust Securities hereunder (including time of receipt) and acceptance of tenders and withdrawals of Trust Securities will be determined by TXI and the Trust in their sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

In the event that the “Special Issuance Instructions” box is completed, the undersigned hereby understands and acknowledges that any Trust Securities tendered but not accepted in the offer and consent solicitation will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that TXI and the Trust have no obligation pursuant to the “Special Issuance Instructions” box to transfer any Trust Securities from the name(s) of the registered holders thereof to the person indicated in such box, if the offerors do not accept any Trust Securities so tendered. The undersigned acknowledges and agrees that TXI, the Trust or the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Trust Securities, and may retain such Trust Securities, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Consent and Letter of Transmittal may be directed to the Exchange Agent or Information Agent, whose addresses and telephone numbers appear on the final page of this Consent and Letter of Transmittal. See Instruction 6 below.

Description of Trust Securities Tendered

List below the Trust Securities to which this Consent and Letter of Transmittal relates. If Trust Securities are registered in different names, a separate Consent and Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

Trust Securities Tendered (Attach additional signed list if necessary)
	Trust Certificate Number(s)(1)	Aggregate Liquidation Amount Represented(2)	Liquidation Amount Tendered as to which Consents are Given(3)

Name Address City, State & Zip		$	$

Name Address City, State & Zip		$	$

Name Address City, State & Zip		$	$

Total Liquidation Amount of Trust Securities tendered		$	$

(1)	Need not be completed by holders of Trust Securities tendering by book-entry transfer.

(2)	Unless otherwise indicated in the column labeled “Liquidation Amount Tendered as to which Consents Are Given” and subject to the terms and conditions set forth in the Offering Circular, a holder will be deemed to have tendered the entire aggregate amount indicated in the column labeled “Aggregate Liquidation Amount Represented.”

(3)	For a valid tender, a consent must be given for all Trust Securities tendered. If no entry is made in this box, consents will be deemed to be given for all Trust Securities tendered on or before the Expiration Date for the offer and consent solicitation.

Method of Delivery

☐	CHECK HERE IF TENDERED TRUST SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Signature(s) of Holder(s) of Trust Securities

Must be signed by registered holders of Trust Securities exactly as such participant’s name appears on a security position listing as the owner of Trust Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

X

X

Date

Name(s) _________________________________________________________________________________________________

Capacity

Address (Include Zip Code)

DTC Account to which Common Stock should be delivered

Tax Identification or Social Security Number (See Instruction 7)

Telephone Number (Include Area Code)

Special Issuance Instructions

(See Instruction 2)

To be completed ONLY if Trust Securities not tendered for conversion are to be returned by credit to a DTC account number other than the account number specified above.

Issue Trust Securities to:

Name

DTC Account #

Address (Including Zip Code)

Tax Identification or Social Security Number (See Instruction 7)

Medallion Signature Guarantee

(See Instructions 2 & 3 below)

(Certain Signatures Must Be Guaranteed By An Eligible Institution)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND

CONSENT SOLICITATION

1. Delivery of Consent and Letter of Transmittal. This Consent and Letter of Transmittal is to be completed by holders of Trust Securities either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Offer and Consent Solicitation—Tender of Trust Securities held through DTC” section of the Offering Circular and an agent’s message is not delivered. Tenders by book-entry transfer also may be made by delivering an agent’s message in lieu of this Consent and Letter of Transmittal. The term “agent’s message” means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Consent and Letter of Transmittal and that TXI and the Trust may enforce the Consent and Letter of Transmittal against such participant. Book-entry confirmation as well as a properly completed and duly executed Consent and Letter of Transmittal (or manually signed facsimile hereof or agent’s message in lieu thereof) and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein no later than 12:00 midnight, New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Trust Securities tendered hereby must be in denominations of $50 Liquidation Amount or any integral multiple thereof. However, a holder of Trust Securities may not tender and convert Trust Securities with an aggregate Liquidation Amount of less than $50 unless such Trust Securities represent all of such holder’s Trust Securities.

Holders whose certificates for Trust Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Trust Securities pursuant to the guaranteed delivery procedures set forth in “The Offer and Consent Solicitation—Guaranteed Delivery” section of the Offering Circular. Pursuant to these procedures, (i) the tender must be made through an eligible institution, (ii) no later than 12:00 midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from the eligible institution a properly completed and duly executed Consent and Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by TXI and the Trust (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Trust Securities and the amount of Trust Securities tendered, stating that the tender is being made thereby and guaranteeing that within two business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Trust Securities, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof or agent’s message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the eligible institution with the Exchange Agent and (iii) the certificates for all physically tendered Trust Securities, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed Consent and Letter of Transmittal (or facsimile thereof or agent’s message in lieu thereof) with any required signature guarantees and all other documents required by this Consent and Letter of Transmittal, or a properly transmitted agent’s message, are received by the Exchange Agent within two business days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC OF ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH DTC’S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF TRUST SECURITIES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE TENDERING HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF TRUST SECURITIES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS CONSENT AND LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO TXI, THE TRUST OR DTC.

Trust Securities tendered pursuant to the offer and consent solicitation may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date, or such other time if this date is extended by the Trust and TXI, in which case tenders of Trust Securities may be withdrawn under the conditions described in the Offering Circular under the caption “The Offer and Consent Solicitation - Terms of the Offer and Consent Solicitation” In order to be valid, a notice of withdrawal of tendered Trust Securities must comply with the requirements set forth in the Offering Circular under the caption “The Offer and Consent Solicitation - Withdrawal of Tenders.”

2. Signatures on Consent and Letter of Transmittal, Powers and Endorsements. This Consent and Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Trust Securities tendered hereby. The signature(s) on this Consent and Letter of Transmittal must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Trust Securities is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

If any of the Trust Securities tendered hereby are registered in the name of two or more holders, all such holders must sign this Consent and Letter of Transmittal. If this Consent and Letter of Transmittal or any Trust Securities or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by TXI and the Trust, proper evidence satisfactory to TXI and the Trust of its authority so to act must be submitted with this Consent and Letter of Transmittal.

3. Guarantee of Signatures. Except as otherwise provided below, all signatures on a Consent and Letter of Transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program or the Stock Conversion Medallion Program. Signatures on this Consent and Letter of Transmittal need not be guaranteed if:

•	this Consent and Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Trust Securities and the holder(s) has not completed the portion entitled “Special Issuance Instructions” on the Consent and Letter of Transmittal; or

•	the Trust Securities are tendered for the account of an Eligible Guarantor Institution (as defined below).

If this Consent and Letter of Transmittal is not signed by the holder, the holder must transmit a separate, properly completed power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (as defined below).

An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Conversion Act of 1934, as amended (the “Conversion Act”)), means:

(i) Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Conversion Act;

(iii) Credit unions (as that term is defined in Section 19b(l)(A) of the Federal Reserve Act);

(iv) National securities exchanges, securities associations, and clearing agencies, as those terms are used under the Conversion Act; and

(v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Consent and Letter of Transmittal should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this Consent and Letter of Transmittal should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” In any such case, the signature on this Consent and Letter of Transmittal must be guaranteed as provided above, and the holder must complete the Special Issuance Instructions above.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of the Common Stock, as described above, in a name other than that of the registered holder(s) of the tendered Trust Securities.

4. Transfer Taxes. TXI will pay all transfer taxes, if any, applicable to the transfer and conversion of Trust Securities in the offer and consent solicitation. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if the Common Stock in book-entry form is to be registered in the name of any person other than the person signing this Consent and Letter of Transmittal; or

•	if tendered Trust Securities are registered in the name of any person other than the person signing this Consent and Letter of Transmittal.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Consent and Letter of Transmittal, the amount of those transfer taxes will he billed directly to the tendering holder and/or withheld from any payments due with respect to the Trust Securities tendered by such holder.

5. Validity of Tender and Consent; Irregularities. All questions as to validity, form and eligibility of any tender and related consent by a holder of the Trust Securities hereunder will be determined by TXI and the Trust, in their sole judgment (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. TXI and the Trust reserve the right to waive any irregularities or defects in the tender and related consent by a holder of any Trust Securities and their interpretations of the terms and conditions of this Consent and Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A tender and related consent will not be deemed to have been made until all irregularities have been cured or waived.

6. Additional Copies. Additional copies of this Consent and Letter of Transmittal may be obtained from the Information Agent at the address listed below.

7. Substitute Form W-9. Under U.S. federal income tax law, each tendering holder is required to either (i) provide its correct taxpayer identification number (“TIN”) by completing the copy of the Substitute Form W-9 attached to this Letter of Transmittal, certifying that (1) it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that it is exempt from backup withholding because (a) it has not been notified by the Internal Revenue Service (“IRS”) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (b) it has been notified by the IRS that it is no longer subject to backup withholding or (ii) otherwise establish an exemption. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% on the cash received pursuant to the offer and consent solicitation. If backup withholding results in an overpayment of taxes, a refund may be obtained.

Certain tendering holders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to backup withholding on the receipt of cash pursuant to the offer and consent solicitation. In order for a foreign individual to qualify for this exemption, it must either (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Exchange Agent, certifying under penalties of perjury to the tendering holder’s exempt status or (ii) otherwise establish an exception. See the enclosed copy of the Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Instructions to Form W-9 for additional instructions. To avoid possible erroneous backup withholding, exempt tendering holders, while not required to file an Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt from backup withholding” box on its face.

SEE THE ENCLOSED SUBSTITUTE FORM W-9, REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION, FOR ADDITIONAL INFORMATION AND INSTRUCTIONS.

8. Consents to Proposed Amendment. If you tender your Trust Securities, you will be deemed to have consented to the Proposed Amendment described in the Offering Circular to the Trust Agreement. A holder may not consent to the Proposed Amendment without tendering the Trust Securities related thereto.

9. Withdrawal of Tenders and Revocation of Consents. A valid withdrawal of tendered Trust Securities made on or prior to the Expiration Date will constitute a concurrent valid revocation of such holder’s related consent to the Proposed Amendment. A holder may not validly revoke a consent unless such holder validly withdraws such holder’s previously tendered Trust Securities. In the event of a termination of the offer, the Trust Securities tendered pursuant to the Offer and Consent Solicitation will be promptly returned to the tendering holder, the Proposed Amendment will not become operative and the consents to such Proposed Amendment will be deemed revoked.

For a withdrawal of tendered Trust Securities, (and a concurrent revocation of consents to the Proposed Amendment) to be effective, a written or facsimile transmission notice of withdrawal or revocation, or a properly transmitted “Request Message” through ATOP, must be received by the Exchange Agent no later than 12:00 midnight, New York City time, on the Expiration Date at its address set forth on the cover of this Consent and Letter of Transmittal. Any such notice of withdrawal must: (i) specify the name of the person who tendered the Trust Securities to be withdrawn, (ii) contain the description of the Trust Securities to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Trust Securities (unless such Trust Securities were tendered by book-entry transfer) and the aggregate Liquidation Amount represented by such Trust Securities and (iii) (other than a notice transmitted through ATOP) be signed by the holder of such Trust Securities in the same manner as the original signature on the Consent and Letter of Transmittal by which such Trust Securities were tendered (including any required signature guarantees), or be accompanied by (x) documents of transfer sufficient to have the trustee register the transfer of the Trust Securities into the name of the person withdrawing such Trust Securities (including, in the case of Trust Securities tendered by book-entry transfer, the account at DTC to which such withdrawn Trust Securities should be credited) and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the Trust Securities to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of Trust Securities (and concurrent revocation of consents) may not be rescinded. Any Trust Securities properly withdrawn will thereafter be deemed not validly tendered and any consents revoked will be deemed not validly delivered for purposes of the offer and consent solicitation, provided, however, that withdrawn Trust Securities may be re-tendered again by following one of the appropriate procedures described herein at any time but no later than 12:00 midnight, New York City time, on the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by TXI and the Trust, in their sole discretion (whose determination shall be final and binding). Neither TXI, the Trust, the Exchange Agent, the Information Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of tenders or incur any liability for failure to give any such notification.

10. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of Trust Securities whose certificates for such Trust Securities have been mutilated, lost, stolen or destroyed should write to or telephone J.P. Morgan Trust Company, National Association, at the following address or telephone number: c/o Institutional Trust Services, 2001 Bryan Street, 9th Floor, Dallas, Texas 75201, toll free (800) 275-2048.

11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Trust Securities and consenting to the Proposed Amendment, requests for assistance or additional copies of the Offering Circular and this Consent and Letter of Transmittal may be directed to, and additional information about the offer may be obtained from, either the Exchange Agent or the Information Agent, whose addresses and telephone numbers appear on the back cover page of this Consent and Letter of Transmittal.

SUBSTITUTE FORM W-9

PAYER’S NAME:
PAYEE’S NAME: ________________________________________________________________________________________
BUSINESS NAME (IF DIFFERENT): _______________________________________________________________________
ADDRESS:
MARK APPROPRIATE BOX:	☐ Individual/Sole Proprietor	☐ Corporation	☐ Partnership	☐ Other

SUBSTITUTE Form W-9	Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.		Social Security Number(s) OR Employer Identification Number(s)

Department of the Treasury Internal Revenue Service

Part 2 -

Certification - Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3 - Awaiting TIN ☐

Payer’ s Request for Taxpayer Identification Number (“TIN”)	Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	SIGNATURE		DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE REDEMPTION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter may be withheld until I provide a taxpayer identification number.

SIGNATURE:                                                                                                                DATE:

IF FURTHER INSTRUCTIONS ARE DESIRED, CONTACT THE EXCHANGE AGENT OR INFORMATION AGENT:

Exchange Agent:

J.P. Morgan Trust Company, National Association

Institutional Trust Services

2001 Bryan Street, 9th Floor

Dallas, Texas 75201

Attention: Exchanges

By Facsimile: (Eligible Institutions Only) (214) 468-6494

Toll free: (800) 275-2048

Information Agent: D.F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Banks and Brokers call: (212) 269-5550 (collect) Toll free: (800) 431-9633